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                                                                   Exhibit 10.27

                      NOVEMBER 1998 AMENDMENT AND WAIVER AS
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS AMENDMENT AND WAIVER, dated as of the 17th day of November, 1998 among MOVADO GROUP, INC., a New York corporation (the "Borrower"); each of the Lenders which is a signatory to the Credit Agreement referred to below; THE CHASE MANHATTAN BANK, as Agent, as Swingline Bank and as Issuing Bank; and FLEET BANK, N.A., as Co-Agent.

                              Preliminary Statement

                  A. Reference is made to the Amended and Restated Credit Agreement dated as of July 23, 1997 (the "Original Credit Agreement") among the Borrower, the Lenders signatory thereto, The Chase Manhattan Bank, as Agent, as Swingline Bank and as Issuing Bank, and Fleet Bank, N.A., as Co-Agent. The Original Credit Agreement was amended by an Amendment dated as of August 5, 1997 and by a June 1998 Amendment dated June 10, 1998. The Original Credit Agreement, as so amended, will be called herein the "Credit Agreement". All capitalized terms used herein and not defined shall have the respective meanings ascribed to them in the Credit Agreement.

                  B. The Borrower has requested that certain provisions of the Credit Agreement be amended or waived, in connection with a new issuance by the Borrower of its note(s) to The Prudential Insurance Company of America in the aggregate principal amount of $25,000,000.


                  NOW, THEREFORE, for ten dollars and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

ARTICLE 1.        PARTICULAR AMENDMENT AND WAIVER

                  Section 1.1. Adjustment in Permitted Debt. Section 8.01 of the Credit Agreement is hereby amended by changing clause (f) thereof to read as follows:

                  "(f) other Debt of the Borrower or of any Subsidiary of the Borrower, provided that in no event shall the amount thereof outstanding at any time exceed the sum of:

                                    (A) $25,000,000 as to the Borrower and its
                            domestic Subsidiaries in the aggregate; plus

                                    (B) $15,000,000 as to the Borrower and its
                            domestic and non-domestic Subsidiaries in the aggregate, provided that (in the case of the Borrower and its domestic Subsidiaries) such Debt shall be indebtedness for money borrowed, having a maturity of not later than one year after the incurrence thereof, and owing to one or more of the Lenders independently of this Agreement; and (in the case of non-domestic Subsidiaries of the Borrower) the amount of such Debt outstanding at any time shall not exceed $5,000,000 as to all such non-domestic Subsidiaries in the aggregate;

                  and provided further that (as to all of the Borrower and its domestic and non-domestic Subsidiaries in the aggregate):

                                    (x) the amount of outstanding Debt permitted
                           by this clause (f) consisting of liability in respect of letters of credit (excluding Letters of Credit issued under this Agreement) shall not exceed $3,000,000 at any time (whether such liability is for outstanding letters of credit that have not yet
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                           been drawn upon, or outstanding reimbursement
                           obligations as to letters of credit that have been drawn upon); and

                                    (y) the amount of outstanding Debt permitted
                           by this clause (f) that is secured by a Lien permitted by Section 8.03(h) shall not exceed $8,000,000 at any time; and".

                  Section 1.2. Subsidiary Guaranties. The Lenders hereby waive the prohibition contained in Section 8.02 of the Credit Agreement with respect to the execution and delivery by SwissAm, and by any other Subsidiary of the Borrower that hereafter becomes a Guarantor pursuant to Section 7.09 of the Credit Agreement, of an unsecured guaranty of payment of the obligations of the Borrower under the Prudential Notes and under the additional $25,000,000 in financing being provided by The Prudential Insurance Company of America to the Borrower contemporaneously with this Amendment and Waiver. Such waiver is limited strictly as written, and it does not apply to any other or further guaranty or transaction whether similar or dissimilar, or to any other provision of the Credit Agreement.


ARTICLE 2.        MATTERS GENERALLY

                  Section 2.1. Representations and Warranties. The Borrower hereby represents and warrants that:

                           (a) All the representations and warranties set forth
                  in the Credit Agreement are true and complete on and as of the date hereof (with the same effect as though made on and as of such date).

                           (b) No Default or Event of Default exists.

                           (c) The Borrower has no offset or defense with
                  respect to any of its obligations under the Credit Agreement or any of the Notes or any other Facility Document, and no claim or counterclaim against any Lender, the Swingline Bank, the Issuing Bank, the Agent or the Co-Agent whatsoever (any such offset, defense, claim or counterclaim as may now exist being hereby irrevocably waived by the Borrower).

                           (d) This Amendment and Waiver has been duly
                  authorized, executed and delivered by the Borrower.

                  Section 2.2. Guarantor Consent. SwissAm shall execute this Amendment and Waiver in the space provided below to indicate its consent to the terms of this Amendment and Waiver.

                  Section 2.3. Expenses. The Borrower shall pay all reasonable expenses incurred by the Agent in connection with this Amendment and Waiver, including (without limitation) the fees and disbursements of counsel for the Agent.

                  Section 2.4. Continuing Effect. Except as otherwise expressly provided in this Amendment and Waiver, all the terms and conditions of the Credit Agreement shall continue in full force and effect. All the Facility Documents also shall continue in full force and effect.

                  Section 2.5. Entire Agreement. This Amendment and Waiver constitutes the entire agreement of the parties hereto with respect to an amendment or waiver of the Credit Agreement pertaining to the subject matter hereof, and it supersedes and replaces all prior and

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contemporaneous agreements, discussions and understandings (whether written or oral) with respect to such amendment and waiver.

                  Section 2.6. Counterparts. This Amendment and Waiver may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                  Section 2.7. Effectiveness. This Amendment and Waiver shall not become effective unless and until it shall have been executed and delivered by all the parties hereto (which execution and delivery may be evidenced by telecopies).

                  IN WITNESS WHEREOF, the parties hereto have executed this Amendment and Waiver as of the day and year first above written.

                                        MOVADO GROUP, INC.


                                        By: /s/John Rooney
                                            John Rooney
                                            Corporate Controller

                                        THE CHASE MANHATTAN BANK, as Agent,
                                        as Lender, as Swingline Bank and
                                        as Issuing Bank


                                        By: /s/Leonard D. Noll
                                            Name (Print):Leonard D. Noll
                                            Title:VP

                                        FLEET BANK, N.A., as Co-Agent and
                                        as Lender


                                        By: /s/Robert Isaksen
                                            Name (Print):Robert Isaksen
                                            Title:Senior Vice President


                                        MARINE MIDLAND BANK


                                        By: /s/Gary Sarro
                                            Name (Print):Gary Sarro
                                            Title:Vice President

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                                        THE BANK OF NEW YORK


                                        By: /s/Linda Mae Coppa
                                            Name (Print):Linda Mae Coppa
                                            Title: Vice President


                                        CREDIT SUISSE FIRST BOSTON


                                        By: /s/Karl Studer
                                            Name (Print):  Karl Studer
                                            Title: Director


                                        By: /s/Bernhard Aellig
                                            Name (Print):  Bernhard Aellig
                                            Title: Associate


CONSENTED TO:

SWISSAM INC., as Guarantor


By:  /s/David R. Phalen
     Name (Print):David R. Phalen
     Title:President

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